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                                                                   EXHIBIT 23.2


                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Southdown, Inc. on Form S-8 of our report dated January 27, 1999, incorporated by reference in the Annual Report on Form 10-K of Southdown, Inc. for the year ended December 31, 1998.



DELOITTE & TOUCHE LLP
Houston, Texas
May 20, 1999